EXHIBIT NO. 99.9

                                 LOAN AGREEMENT


      THIS LOAN AGREEMENT, dated as of the 1st day of October, 2003 (the "Loan Agreement" or "Agreement"), is made by and between DEARBORN CENTER, L.L.C., a Delaware limited liability company ("Borrower"), and LANDESBANK HESSEN-THURINGEN GIROZENTRALE, a German banking corporation ("Bank").

                                    RECITALS

      A. Borrower has requested Bank to make it a loan in the amount of $270,000,000.00 to refinance certain existing indebtedness of a building that is located in Chicago, Illinois, and to finance tenant improvements and leasing commissions for such building.

      B. Bank has agreed to the request of Borrower on certain terms and conditions.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank hereby agree as follows:

                                   Article I
                                   Definitions

          1.1 For the purposes hereof:

          (i) "Assumed Debt Service" means the aggregate of debt service payments on a loan which has an outstanding balance in an amount equal to the outstanding principal balance of the Loan with an annual interest rate of 7.50% per annum and with payments based upon the required amortization schedule of the Loan for the most recent 6-month period. Assumed Debt Service will require payments of interest only during any period in which interest only payments are required under the Loan.

          (ii) "Bank" has the meaning set forth in the Preamble hereof.

          (iii) "Borrower" has the meaning set forth in the Preamble hereof.

          (iv) "Breakage Costs" means the present value, calculated using a discount rate equal to the reinvestment rate received by Bank on any amounts that are prepaid under the Loan, of the positive difference, if any, between (i) the amount of interest accruing at an interest rate of 4.27% per annum from such prepayment date to October 1, 2010, the maturity date of the Note, less (ii) the amount of interest compounded quarterly accruing on the prepaid amount that will be paid to Bank by the deposit by Bank of the amount of such prepayment in the capital markets for the remaining term of the Loan. Breakage Costs for any prepayment of the Tranche B portion of the Loan shall be calculated by using Bank's Costs of Funds at the time that the Tranche B portion of the Loan is fixed rather than 4.27% per annum as set forth above.

          (v) "Costs of Funds" means Bank's costs of funds on any date in which Borrower seeks to fix the interest rate that is applicable to the Tranche B portion of the Loan and which such costs of funds shall be determined in substantially the same manner that Bank determined its costs of funds for fixing the interest rate that is applicable to the Tranche A portion of the Loan.

          (vi) "Debt Service Coverage Ratio" means with respect to a particular period, the ratio of (a) the Net Operating Income of the Project to (b) the Assumed Debt Service. The Debt Service Coverage Ratio for the Project shall be based upon the most recent six-month period of operations of the Project.

          (vii) "Default" means a violation of any term, covenant, or condition hereunder or a default or event of default as defined under any of the other Loan Documents;

          (viii) "Governmental Authorities" means any local, state, or federal governmental agency, regulatory body or office, or any quasi-governmental office (including health and environmental), or any officer or official of any such agency, office, or body whose consent or approval is required as a prerequisite to the commencement of the construction of the Improvements or to the operation and occupancy of the Improvements or the Project or to the performance of any act or obligation or the observance of any agreement, provision or condition herein contained;

          (ix) "Gross Revenues" means for any period, all revenues of Borrower, determined on a cash basis, derived from the ownership, operation, use, leasing and occupancy of the Project (including TIF note receipts) during such period; provided, however, that in no event shall Gross Revenues include (i) any loan proceeds, (ii) proceeds or payments under insurance policies (except proceeds of business interruption insurance); (iii) condemnation proceeds; (iv) any security deposits received from tenants in the Project, unless and until the same are applied to rent or other obligations in accordance with the tenant's lease; or
(v) any other extraordinary items, in Lender's reasonable discretion.

          (x) "Improvements" means all improvements on the Land as described in the Mortgage;

          (xi) "Land" means the real property described in Exhibit "A" attached hereto and made a part hereof;

          (xii) "Leasing Guidelines" means with respect to office leases of the Project (a) net rents of at least $19.00 per square foot, (b) a minimum term of five (5) years, (c) a maximum of $60.00 per square foot for tenant improvement costs, (d) market leasing commissions, and (e) gross rent abatements of up to six months. Leasing Guidelines means with respect to retail portions of the Project, (a) net rents of at least $50.00 per square foot for ground floor space, $15.00 per square foot for mezzanine space, and $10.00 per square foot for lower level space, (b) a minimum term of at least five (5) years, (c) a maximum tenant improvement allowance of $20.00 per square foot, (d) market leasing commissions, and (e) gross rent abatements of up to six months. To the extent any of the foregoing items are not met but are offset by another item which results in the net present value of such lease being equal to or greater than the foregoing Leasing Guidelines, any such lease shall not be disapproved by Lender for failure to meet the foregoing Leasing Guidelines.

          (xiii) "LIBOR Rate" means the interest rate equal to the London Interbank Offered Rate for a period of one month or three months, as selected by Borrower pursuant to this Agreement.

          (xiv) "Loan Documents" means this Loan Agreement, the Note, the Mortgage, the Assignment of Rents, the Financing Statements, and any other document or writing executed in connection therewith or in furtherance thereof;

          (xv) "Loan" has the meaning as set forth in Subsection 2.1(a) hereof;

          (xvi) "Major Lease(s)" means any lease of the Project which has a leased premises equal to or in excess of 50,000 square feet.

          (xvii) "Monthly Excess Cash Flow" means for any month, the amount by which Gross Revenues exceed the sum of (w) actual cash operating expenses, (x) any tenant improvement costs, brokerage commissions, letter of credit costs and other scheduled capital costs incurred by Borrower in connection with the signed leases of the Project in the ordinary operation of the Building, to the extent costs are not being funded from proceeds of the Loan, and (y) actual debt service on the Loan.

          (xviii) "Mortgage" means the Real Estate Mortgage and Security Agreement of even date herewith from Borrower in favor of Lender.

          (xix) "Net Operating Income" means for any period, the gross income from operations of the Project from all sources including all rents and other charges, fees and reimbursements from any tenants whatsoever, parking revenues, TIF Note receipts, percentage rents from retail tenants and other revenue, whether or not such amounts are market rents and whether or not any such payments are from any affiliate of Borrower (excluding capital gains income derived from the sale of assets and other items of income which the Bank reasonably determines are unlikely to occur in any subsequent period), less operating expenses (such as cleaning, utilities, administrative, landscaping, security and management expenses), repairs and maintenance and reserves for replacements), and less fixed expenses (such as insurance, real estate and other taxes). Notwithstanding the foregoing, real estate taxes payable in any year and TIF Note receipts estimated to be received for any year shall be spread equally over the year in which paid or received when calculating Net Operating Income for any period. All operating expenses shall be related to the Project, shall be for services from arm's length third party transactions or equivalent to the same, and shall exclude all expenses for capital improvements and replacements, debt service and depreciation or amortization of capital expenditures and other similar non-cash items.

          (xx) "Note" means the $270,000,000.00 promissory note of even date herewith from Borrower in favor of Bank;

          (xxi) "Person" means any person, corporation, partnership, limited partnership, limited liability company or any other type of entity;

          (xxii) "Project" means the 1,521,492 square foot office building and related amenities that is located on the Land;

          (xxiii) "Solvent" means, with respect to any Person, that as of the date of determination, both (a)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent obligations) of such Person and (z) greater than the amount that will be required to pay the probable liabilities of such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe or reasonably should believe that it will incur, debts beyond its ability to pay such debts as they become due and (b) such Person is solvent within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers.


                                   Article II
                                    The Loan

          2.1 Loan.

          (a) Subject to the terms and conditions of this Loan Agreement, Bank agrees to make a $270,000,000.00 loan to Borrower (the "Loan"). The Loan shall be evidenced by the Note.

          (b) $247,500,000.00 of the principal amount of the Loan ("Tranche A") shall be disbursed to Borrower to refinance existing indebtedness of the Project. The Tranche A portion of the Loan shall bear interest at a fixed rate of five and forty-seven hundredths percent (5.47%) per annum beginning on the date hereof and shall continue to bear interest at such fixed interest rate for the remaining term of the Loan.

          (c) $22,500,000.00 of the principal amount of the Loan ("Tranche B") shall not be disbursed to Borrower by Bank on the date hereof. Provided that an Event of Default has not occurred and is continuing, Bank agrees to disburse the Tranche B portion of the Loan to Borrower to pay the tenant improvement costs and leasing commissions of the Project. Borrower agrees to submit a request for advance in a form reasonably acceptable to Bank with respect to the tenant improvement costs and leasing commissions of Borrower concerning the Project at the time that Borrower seeks an advance of the Tranche B portion of the Loan. The request for advance form must include a cost summary of all costs related to the requested tenant improvements and leasing commissions for which Borrower is seeking an advance under the Tranche B portion of the Loan. Bank shall have four
(4) business days to fund any advance of the Tranche B portion of the Loan after Borrower has provided Bank all information required for an advance of the Tranche B Loan proceeds. The Tranche B portion of the Loan must be advanced to Borrower on or before September 30, 2004, or Lender's obligation to advance the Tranche B portion of the Loan shall terminate on such date. Bank agrees that the Tranche B portion of the Loan can be disbursed in an interest-bearing escrow account (with interest payable monthly to Borrower) of Borrower at Bank to pay future tenant improvement costs and leasing commissions of the Project if Borrower is not able to obtain an advance of the Tranche B portion of the Loan on or before September 30, 2004. Upon disbursement of the Tranche B portion of the Loan into the escrow account at Lender, the Tranche B portion of the Loan shall bear interest at the interest rate provided for in this Agreement. Any portion of the Tranche B portion of the Loan that is disbursed to Borrower shall bear interest prior to September 30, 2004 at an interest rate equal to the LIBOR Rate plus one and two-tenths percent (1.2%) per annum. Borrower shall have the right from time to time to fix the interest rate that is applicable to the Tranche B portion of the Loan in increments of $5,000,000.00 or more each (unless the entire remaining amount of such Tranche B portion of the Loan is less than $5,000,000.00, in which case the interest rate on such entire remaining amount may be fixed) at any time after such proceeds have been disbursed to Borrower based upon a fixed interest rate equal to the Bank's Cost of Funds plus one and two-tenths percent (1.2%) per annum. As soon as the interest rate is fixed on any portion of the Tranche B portion of the Loan pursuant to this paragraph, such portion of the Tranche B portion of the Loan shall bear interest at such fixed rate of interest for the remaining term of the Loan. On September 30, 2004, the interest rate that is applicable to any portion of the Tranche B portion of the Loan that has not been fixed prior to such date by Borrower shall be fixed at an interest rate equal to Bank's Costs of Funds plus one and two-tenths percent (1.2%) per annum. The Tranche B portion of the Loan shall thereafter bear interest at such fixed rate of interest throughout the remaining term of the Loan.

          (d) To the extent any portion of the Loan bears interest at the LIBOR Rate, Borrower agrees that it must provide Bank at least five business days' notice prior to the end of an applicable interest rate period of Borrower's intention to select the interest rate period that shall apply to the amounts outstanding under the Loan. In the event that Borrower does not select an applicable interest rate in accordance with the preceding sentence, Borrower shall be deemed to have selected the interest rate period that is most recently in effect. To the extent that any portion of the Loan bears interest at the LIBOR rate, such interest rate shall be effective as of the end of the then-current interest period and shall be adjusted at the end of each applicable interest rate period thereafter.

          (e) Principal and interest under the Loan shall be due and payable in accordance with the terms of the Note.

          (f) Notwithstanding anything to the contrary in this Agreement or other Loan Documents, Borrower and Bank agree and acknowledge that Bank has no obligation to fund more than $260,000,000.00 under the Loan (directly from Bank or from any Tranche B escrow account that is established pursuant to Section 2.1(c) hereof) until Borrower provides Bank evidence that the current market value of the Project is in excess of $400,000,000.00. Borrower and Bank anticipate that the market value of the Project shall increase as Borrower signs new leases of the Project. As the current market value of the Project increases based upon such new leases and such increase in value is evidenced to Bank in a manner acceptable to Bank, Bank agrees (subject to the terms and conditions of this Agreement) to fund an amount not to exceed $270,000,000.00 in the aggregate as long as the result of any such advance does not result in a loan to value ratio in excess of 65%.

          (g) Notwithstanding anything to the contrary in this Agreement or the Note, Borrower and Bank agree and acknowledge that in the event Borrower does not repay all amounts outstanding under this Note on the maturity date of the Loan, the principal amount outstanding under the Note shall bear interest at an interest rate equal to the LIBOR Rate plus 1.2% per annum rather than the Default Rate (as such term is defined in the Note) for five (5) days after the maturity date of the Loan. If all amounts outstanding under the Loan are not paid in full within five (5) days of the maturity date of the Loan, all principal outstanding under the Loan shall bear interest at the Default Rate from such date until all amounts outstanding under the Loan have been paid in full.


          2.2 Prepayments.

          (a) Each partial prepayment of the Loan shall be applied by Bank first to interest and lawful charges then accrued and then to principal, and shall not postpone the due date or change the amount of any subsequent installment, except in the inverse order of maturity thereof.

          (b) Except as otherwise expressly provided in this Agreement or in any of the other Loan Documents, Borrower shall reimburse Bank for all Breakage Costs of Bank associated with the Loan with respect to any prepayments of the Loan that are made throughout the entire term of the Loan.

          2.3 Additional Costs. Notwithstanding anything herein to the contrary, if any present or future applicable law of the United States or any State of the United States applicable generally to United States banks, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court located in the United States or by any governmental or other United States regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to Bank by (and which are otherwise generally applicable to United States banks) any central bank or other fiscal, monetary or other authority of the United States or any state of the United States (whether or not having the force of law), shall:

          (a) subject Bank to any tax, levy, impost, duty charge, fee deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, the Loan (other than taxes based upon or measured by the income or profits of Bank), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to Bank of the principal of or the interest on the Loans or any other amounts payable to Bank under this Agreement or the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of Bank, or

          (d) impose on Bank any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loan; and the result of the foregoing is

          (xxiv) to increase the cost to Bank of making, funding, issuing, renewing, extending or maintaining the Loan; or

          (xxv) to reduce the amount of principal, interest or other amount payable to Bank hereunder on account of any of the Loan, or

          (xxvi) to require Bank to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by Bank from Borrower hereunder; then, and in each such case under the foregoing items (a), (b) and (c), Borrower will upon demand made by Bank at any time and from time to time and as often as the occasion therefor may arise, pay to Bank such additional amounts as will be sufficient to compensate such Bank for such additional cost, reduction, payment or foregone interest or other sum.

                                  Article III
                      Conditions Precedent to Disbursement

      Bank shall not be obligated to disburse the proceeds of the Loan until all of the following conditions have been satisfied by proper evidence, execution and/or delivery to Bank of the following items, all in form and substance reasonably satisfactory to Bank and Bank's counsel:

     3.1 Loan Documents. Borrower shall execute and deliver to Bank, the Note, the Mortgage, a Collateral Assignment of Rents and Leases from Borrower in favor of Bank (the "Assignment of Rents"), UCC-1 (State and Local) Financing Statements naming Borrower as debtor and Bank as secured party (the "Financing Statements"), and any other documents requested by Bank.

     3.2 Title Commitment. A mortgagee title insurance commitment which provides that the Bank shall have a first mortgage lien and security interest in the Project upon the recordation of the Mortgage.

     3.3 Title Exceptions. Copies of all documents creating exceptions to the mortgagee title insurance commitment.

     3.4 Survey. Two copies of a recent survey of the Land prepared by a registered land surveyor acceptable to Bank and certified to Bank, the title insurance company, and to Borrower.

     3.5 Flood Hazards. Evidence as to whether or not the Land is located within an area identified as having "special flood hazards" as such term is used in the federal Flood Disaster Protection Act of 1973.

     3.6 Flood Hazard Insurance. If all or any part of the Improvements is or is to be located in an area having "special flood hazards", a flood insurance policy naming the Bank as mortgagee must be submitted to Bank. The flood insurance policy shall be in the amount of the Loan, or the maximum amount of flood insurance available under all sources of such insurance, whichever is less. Satisfactory evidence of premium payments must also be provided.

     3.7 Hazard Insurance. A hazard insurance policy meeting the requirements of Bank, as specified in the Mortgage. Satisfactory evidence of premium payments must also be provided.

     3.8 Liability Insurance. Liability insurance meeting the requirements of Bank, as specified in the Mortgage. Satisfactory evidence of premium payments must be provided.

     3.9 Borrower's Organizational Documents and Resolutions. A certified copy, from the appropriate governmental body, of organizational documents of Borrower, as appropriate, certifying that Borrower is duly organized, validly existing, and in good standing under the state of its existence. Additionally, Borrower shall provide (i) if appropriate, certified resolutions or other internal documents or writing of Borrower evidencing that Borrower has taken all requisite organizational action, and received all organizational approvals necessary to enter into the transactions contemplated by the Loan Documents, and
(ii) such other  documents  or writings  as Bank may  request.

     3.10 Attorney's Opinion: The written opinion of counsel to Borrower, addressed to Bank, acceptable to Bank and Bank's counsel, as to those matters required by Bank.

     3.11 Compliance with Zoning Laws and Matters of Record. Satisfactory documentary evidence (which shall be satisfied with a zoning endorsement to Lender's mortgagee title insurance policy) that the Land, and the intended uses of the Land are in compliance with all applicable zoning laws, regulations and ordinances and private covenants, easements, and conditions of record.

     3.12 Taxes. Evidence that the Land is, or will be, separately assessed for tax purposes and information as to tax parcel identification numbers, tax rates, estimated tax values and the identities of the taxing authorities.

     3.13 Environmental Assessment. An environmental report from a Bank-approved environmental consultant and addressed to Bank which indicates whether the Land has been or is presently contaminated by toxic or hazardous materials, substances or wastes, as such terms are defined in applicable federal, state or local laws or regulations (collectively, "Hazardous Materials") or has been used for the handling, storage, transportation of, or disposal of Hazardous Materials.

     3.14 Borrower's Affidavit. An affidavit of Borrower regarding the absence of any other parties (other than tenants) in possession of the Land, and such other matters as may be requested by Bank.

     3.15 Appraisal. A signed copy of an appraisal by an appraiser selected by Bank and addressed to Bank, which appraisal must be reviewed and accepted by Bank. Borrower shall pay for all appraisals required by this Loan Agreement.

     3.16 Tenant Matters. A subordination, non-disturbance and attornment agreement from each Tenant and a tenant estoppel certificate from each tenant of the Project.

     3.17 Structural Report. A structural report from a structural engineer satisfactory to Bank and which is addressed to Bank and which reports as to the condition of the Improvements.

     3.18 Evidence of Equity. Evidence that UST XI Dearborn, Ltd. has injected cash equity into the Borrower in an amount of at least $106,000,000.

     3.19 Financial Statements of Borrower. An opening financial statement and balance sheet of Borrower in a form acceptable to Lender.

     3.20 No  Defaults.  No  Default  shall  exist  under  the  Loan  Documents.

     3.21 Miscellaneous. All other Loan Documents or items that are customarily provided in loan transactions of this type and all other loan documents or items set forth in the term sheet from Lender to Borrower.

                                   Article IV
                   The Borrower's Covenants and Agreements

     4.1 Payment and Performance. Borrower will pay when due all sums owing to Bank under the Note, this Loan Agreement, the Mortgage and the other Loan Documents, and perform all obligations as outlined or referenced therein.

     4.2 Further Assurances. On demand by Bank, Borrower will do any act and execute any additional documents reasonably required by Bank to secure the Loans, to confirm or perfect the lien of the Mortgage and other Loan Documents, including, but not limited to, additional financing statements or continuation statements, and agreements supplementing, extending or otherwise modifying the Loan Documents and certificates as to the amount of the indebtedness evidenced by the Note from time to time.

     4.3 Inspection. Borrower will permit Bank and its authorized agents to enter upon the Project during normal working hours and as often as Bank desires, for the purpose of inspecting the Improvements. Borrower specifically acknowledges that all inspections undertaken by Bank or its agent shall be for the sole benefit of Bank and not for Borrower or any third party. Any inspections of the Project or the Borrower by Bank or its agents prior to the occurrence of an Event of Default shall be at the expense of Bank. After the occurrence of any Event of Default, any inspections of the Project or the Borrower by Bank or its agents shall be paid for by Borrower.

     4.4 Fees and Expenses. Borrower agrees to pay all reasonable out-of-pocket expenses incurred by Bank, or by Borrower in order to meet Bank's requirements, in connection with the Loan, including without limitation, fees for appraisal, reappraisal, survey, recording, title insurance, builder's risk and other insurance premiums, property taxes, intangible taxes (to the extent levied in the United States and applicable generally to United States banks), documentary stamp taxes (to the extent levied in the United States and applicable generally to United States banks), and such reasonable legal fees and costs incurred by Bank in connection with the making of the Loan, the enforcement of Bank's rights under the Loan Documents, or in connection with litigation or threatened litigation by a third party which arises because Bank made the Loan to Borrower. Any such amounts paid by Bank shall constitute part of the obligations that are secured by the Mortgage, and shall be due and payable upon demand.

     4.5 Insurance. Borrower covenants to maintain insurance as required in the Mortgage.

     4.6 Taxes and Insurance. Upon the request of Bank, Borrower shall submit to Bank such receipts and other statements which shall evidence, to the satisfaction of Bank, that all taxes, assessments and insurance premiums have been paid in full.

     4.7 Reporting Requirements.

     (a) Borrower will provide to Bank audited financial statements of Borrower within one hundred eighty (180) days after the end of each fiscal year of Borrower.

     (b) Borrower shall submit to Bank operating financial statements of the Project and a rent roll of the Project for the six (6) months ending on June 30 and December 31 of each year within forty-five (45) days after the end of the respective period or more frequently as requested by Bank.

     (c) promptly after discovery by the Borrower, notice of (i) any serious threat or the commencement of any action or other proceeding (including any action to foreclose or otherwise enforce any lien and any proceedings in condemnation or eminent domain) materially affecting or relating to any of the Collateral or the Project, (ii) any written dispute between the Borrower and any Governmental Authority relating to the Project, the adverse determination of which could materially and adversely affect the Project; (iii) any injury or damage to or loss or destruction of the Project if the cost of repair, restoration or replacement exceeds $500,000.00; (iv) the occurrence of any Event of Default or event which, with the giving of notice and/or the passage of time, could become an Event of Default.

     (d) Borrower shall also provide Bank with access to its books and records as may be reasonably required by Bank.

     4.8 Further Borrowings and Liens. The Borrower shall not enter into any agreement to borrow funds from any party with respect to the Project without the prior approval of the Bank, which approval the Bank may grant or withhold in its sole discretion. Notwithstanding the foregoing, Bank agrees that any member of Borrower or affiliates of such member may make unsecured loans to Borrower without the prior written consent or approval of Lender, as long as all such loans are expressly subordinate to the Loan and Borrower provides written notice to Lender of the incurrence of any such loans within a reasonable period of time after Borrower obtains any such loans, but in any event within ten (10) days. Borrower shall not encumber the Project with any liens, mortgages, or security interests (other than the Mortgage and equipment leases in the ordinary course of business) without the prior written approval of Bank, which approval the Bank may grant or withhold in its sole discretion.

     4.9 Guaranties. Borrower will not, directly or indirectly, guarantee, assume, endorse, become a surety or accommodation party for, or otherwise in any way extend credit or become responsible for or become contingently liable for, in connection with any indebtedness or obligation of any other Person except (a) guaranties and endorsements in connection with the deposit of negotiable instruments for collection in the ordinary course of business, and (b) any obligations of Borrower pursuant to the Lease Agreement dated February 9, 2001 with Citadel Investment Group, L.L.C. ("Citadel") or in connection with any subleases entered into with respect to the Citadel space at One North Wacker in Chicago, Illinois.

     4.10 Transfer of Project. The Borrower shall not sell, assign, transfer, hypothecate or dispose of all or any portion of the Project except as permitted hereby, without the prior written consent of Bank, which consent shall be withheld or granted in Bank's sole and absolute discretion.

     4.11 Change of Ownership or Business of Borrower. Borrower shall not allow for the change of any member of Borrower or any ownership interests of Borrower. Notwithstanding the foregoing, Bank agrees and acknowledges that the limited partnership interests, common and preferred shares and other ownership interests in UST XI Dearborn, Ltd., Prime Group Realty, L.P., and Prime Group Realty Trust may be transferred, sold or exchanged at any time without the prior approval or consent of Bank. In addition, Prime Group Realty, L.P. has the right to transfer its ownership interests in the Borrower upon receipt of the reasonable consent of Bank. Bank has reviewed and hereby consents to the existence, exercise and closing, as applicable, of the purchase option rights (the "Option Rights") contained in Article XI of the Amended and Restated Limited Liability Company Agreement of Borrower.

     4.12 Americans With Disabilities Act: Borrower covenants and agrees that the Project will be in full compliance with the Americans with Disabilities Act ("ADA") of July 26, 1990, 42 V.S.C Section 12191, et. seq.) as amended from time to time, and the regulations promulgated pursuant thereto. Borrower shall be solely responsible for all ADA compliance costs, including without limitation, attorneys' fees and litigation costs, which responsibility shall survive the repayment of the Loans and foreclosure of the Mortgage.

     4.13 Indemnification by the Borrower. The Borrower shall indemnify, defend and save and hold harmless Bank and its respective directors, officers, agents, attorneys and employees of each (collectively the "Indemnitees") from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees, charges and disbursements of external legal counsel) suffered or incurred by any Indemnitee as a result of (a) any failure of the Borrower to perform any of its obligations under any Loan Document, (b) any failure of any representation by the Borrower to be correct in all material respects when made, (c) injury or death to persons or damage to property or other loss occurring on or in connection with the Project, whether caused by the negligence or any other act or omission of the Borrower or any other person or by negligent, faulty, inadequate or defective design, building, construction or maintenance or any other condition or otherwise, and (d) any claim, demand or cause of action, or any action or other proceeding, whether meritorious or not, brought or asserted against any Indemnitee which relates to or arises out of the Loan Documents, the Loan, the Project or any transaction contemplated by, or the relationship between the Borrower and the Bank or any action or inaction by the Bank under, the Loan Documents, provided that no Indemnitee shall be entitled to indemnification under this Subsection 4.13 for matters to the extent caused by such Indemnitee's gross negligence or willful misconduct or breach of its obligations under any Loan Document. Any obligation of the Borrower under this Subsection 4.13 shall survive the making and repayment of the Loan and the expiration or termination of this Agreement and shall be secured by the Mortgage.

     4.14 Actions and Further Assurances. The Borrower shall appear in and defend all actions and other proceedings purporting to affect the Project or the rights or interests of the Bank under the Loan Documents (and the Bank may, at the Borrower's expense, appear in and defend any such action or other proceeding as the Bank may reasonably determine), and the Borrower shall take or cause to be taken such further action and execute and deliver or cause to be executed and delivered such further documents as the Bank from time to time may reasonably require to maintain, perfect, protect, assure and confirm the Bank' rights and interests (including rights and interests in the collateral for the Loan), the Borrower's obligations to Bank under the Loan and the intention of the parties under the Loan Documents.

     4.15 Preservation of Existence Form and Ownership. The Borrower shall preserve and maintain its existence, privileges licenses, rights and franchises under the laws of, and its right to transact business in, the State of Illinois and shall not dissolve, liquidate, terminate or otherwise dispose, directly or indirectly or by operation of law, of all or substantially all of its assets or change its legal structure or name without Bank's prior written consent and compliance with all of the provisions of the Loan Documents.

     4.16 Maintenance of Property. Borrower shall: (a) maintain the Project as a Class A office building with related retail uses, and (b) use the Project solely for office, parking and retail purposes and for no other purposes.

     4.17 Single Purpose Entity. (a) Borrower has not and shall not: (i) engage in any business or activity other than the ownership, operation and maintenance of the Project, and activities incidental thereto including without limitation, the subleasing of the Citadel space at One North Wacker; (ii) acquire or own any material assets other than (A) the Project, and (B) such incidental personal property as may be necessary for the operation of the Project; (iii) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure; (iv) own any subsidiary or make any investment in, any Person without the consent of Bank; (v) commingle its assets with the assets of any of its general partners, members, shareholders, affiliates, principals or of any other Person or entity; (vi) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, members, shareholders, principals and affiliates of Borrower, the affiliates of a general partner or member, or shareholder of Borrower, and any other person or entity; (vii) seek the dissolution or winding up in whole, or in part, of Borrower; (viii) hold itself out to be responsible for the debts of another person, except for any obligations pursuant to the subleasing of the Citadel space at One North Wacker; or (ix) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable solvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

     4.18 Updated Appraisal. Borrower agrees and acknowledges that Bank shall order and obtain a new appraisal of the Project two years from the date of this Agreement and every two years thereafter. Borrower also agrees to pay all costs and expenses of Bank in connection with any such updated appraisals of the Project.

     4.19 Debt Service Coverage Ratio. If the Debt Service Coverage Ratio of the Project falls below 1.1 : 1.0 on either June 30 or December 31 of any year, Borrower shall be in default under this Agreement. Beginning on June 30, 2006, if the Debt Service Coverage Ratio of the Project falls below 1.30 : 1.0 on June 30 or December 31 of any year, Borrower shall be prohibited from making distributions to its shareholders, partners or other owners and all the Monthly Excess Net Cash Flow of the Project must be paid into an interest bearing deposit account at Bank (with all interest accruing to Borrower's benefit) until the Debt Service Coverage Ratio of the Project is at least 1.30 : 1.0 on either testing date set forth above.

     4.20 Funding of Tenant Improvements. Borrower agrees that upon disbursement of all of the Tranche B Loan proceeds, Borrower shall deposit with Lender in an interest bearing account (with all interest accruing to Borrower's benefit) on December 31st of each year an amount sufficient to pay tenant improvements and leasing commissions for any leases which will expire within the next twelve (12) months except to the extent that additional tenant improvement costs are not anticipated for any such space. Bank agrees that Borrower may obtain advances under any escrow account established pursuant to this Section 4.20 to pay any tenant improvements or leasing commissions of the Project, pursuant to the same conditions as an advance of the Tranche B portion of the Loan. Bank further agrees and acknowledges that Borrower may deposit a letter of credit in the amount required by this Section 4.20 rather than cash as long as such letter of credit is issued by a financial institution that is reasonably acceptable to Bank.

     4.21 Leasing of the Project. Bank agrees that Borrower may enter into leases of the Project (other than Major Leases) in the ordinary course of Borrower's business without the approval or consent of Bank. Borrower agrees that it will not enter into any leases of the Project with any affiliates of Borrower unless any such leases are arms-length transactions based upon the then-prevailing market rates. Borrower further agrees that it will not enter into, amend or modify any Major Leases of the Project without the prior approval of Bank, which shall not be unreasonably withheld or delayed. Bank agrees that it will not disapprove any Major Lease for any matter that is covered by the Leasing Guidelines as long as such Major Lease satisfies the Leasing Requirements. Bank shall have ten (10) business days from the date that Borrower provides Bank with a full copy of a proposed Major Lease to approve or disapprove any such Major Lease. In the event that Bank does not approve or disapprove a proposed Major Lease within such ten (10) day business period, Bank shall have been deemed to approve such Major Lease. If requested by a tenant, Bank agrees to enter into a subordination, non-disturbance and attornment agreement with any such tenant in a form that is reasonably acceptable to Bank.

                                   Article V
                         Representations and Warranties

     5.1 Representations and Warranties. Borrower hereby represents and warrants to Bank that:

     (a) Representations and Warranties in Mortgage and Other Loan Documents. All of the representations and warranties contained in the Mortgage and other Loan Documents are true and correct in all material respects and are incorporated herein by reference as if set out in full.

     (b) Authority of Borrower. Borrower has the authority under its organizational documents to enter into the transactions contemplated under the Loan Documents. Borrower has obtained all required consents and has made all appropriate filings to enter into the Loan Documents.

     (c) Governmental Requirements and Other Requirements. The Land and the Improvements comply in all material respects with all covenants, conditions and restrictions affecting the Land or any portion thereof, and do and shall comply with all governmental requirements.

     (d) Use of the Project. To Borrower's actual knowledge, there is no (i) plan, study or effort by any Governmental Authority or any nongovernmental person or agency which may adversely affect the current use of the Project, or
(ii) any intended or proposed Governmental Requirement (including, but not limited to, zoning changes) which may adversely affect the current or planned use of the Project.

     (e) Moratorium. To Borrower's actual knowledge, there is no moratorium or like governmental order or restriction now in effect with respect to the Project and, to the best of Borrower's knowledge, no moratorium or similar ordinance or restriction is now contemplated.

     (f) Availability of Utilities. All utility services necessary for the operation of the Improvements and the operation thereof for their intended purposes are presently available through presently existing public or unencumbered private easements or rights-of-way in accordance with validly executed and enforceable utility service agreements between Borrower and the provider of each of such services.

     (g)  Permits.   All  permits,   approvals  and  consents  of   Governmental
Authorities and public and private utilities having jurisdiction necessary in connection with the Project have been issued and are in good standing.

     (h) Condition of Project. No defect or condition of the Land or the soil or geology thereof exists which impairs the use, or the operation of the Project for its intended purpose.

     (i) Representations and Warranties in Other Loan Documents. All of the representations and warranties contained in the other Loan Documents are true and correct.

     (j) Solvent. Borrower is Solvent.

     5.2 Reliance on Representations. The Borrower acknowledges that Bank has relied upon the Borrower's representations and is not charged with any knowledge contrary thereto that may be received by an examination of the public records wherein the Land is located or that may have been received by any officer, director, agent, employee or shareholder of Bank.



                                   Article VI
                                Events of Default

     6.1 Events of Default. The occurrence and continuation of any one or more of the following events shall constitute an Event of Default:

     (a) the Borrower shall fail to pay any installment of principal and/or interest under the Note or any other amount payable by the Borrower to the Bank under the Loan Documents (other than the payment required on the maturity date of the Note) within five (5) days after the date on which any such payment is due; or

     (b) the Borrower shall fail to pay the amounts outstanding under the Note on the maturity date of the Note; or

     (c) the Borrower shall fail to meet the requirements of Section 4.19 of this Agreement;

     (d) the Borrower shall fail to perform or observe in any material respect any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed (other than the requirements of Section 4.19 hereof) and such failure shall continue for more than thirty (30) days after written notice of such failure is given by the Bank to Borrower; provided, however, Borrower shall have an additional reasonable period of time not to exceed an additional sixty (60) days to cure any such failure as long as Borrower has commenced to cure such failure prior to the expiration of the initial 30 day period and Borrower is diligently pursuing the cure of such failure; or

     (e) any representation of Borrower proves to be incorrect in any material respect when made; or

     (f) the Borrower is enjoined by any court or other Governmental Authority from entering into leases or performing in any material respect any of its obligations under the Loan Document and such injunction continues unreleased and unstayed for 30 consecutive days; or

     (g) Borrower is dissolved or liquidated or merged with or into any other Person; or any Borrower ceases to exist in its present form and (where applicable) in good standing and duly qualified under the Laws of the jurisdiction of its formation (as applicable); or all or substantially all of the assets of Borrower are sold or otherwise transferred; or

     (h) Subject to the Option Rights which have been approved by Bank, Borrower ceases to be managed and controlled by the Person or Persons who manage and control Borrower as of the date of this Agreement; or the Borrower assigns or attempts to assign any rights or interests under any Loan Document without the prior written consent of the Bank; or any Loan Document becomes or is claimed by Borrower to be unenforceable against Borrower; or the Mortgage shall cease to constitute a valid and indefeasible first priority perfected lien in the Project, subject only to permitted exceptions that are permitted by the Mortgage; or

     (i) Borrower is subject to an order for relief by the bankruptcy court, or is unable or admits in writing its inability to pay its debts as they mature or makes an assignment for the benefit of creditors; or Borrower applies for or consents to the appointment of any receiver, trustee or similar official for it or for all or any part of its property (or any such appointment is made without its consent and the appointment continues undischarged and unstayed for 60 days); or Borrower institutes or consents to any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, custodianship, conservatorship, liquidation, rehabilitation or similar proceeding relating to it or to all or any material part of its property under the laws of any jurisdiction (or any such proceeding is instituted without its consent and continues undismissed and unstayed for 60 days); or any judgment, writ, warrant of attachment or execution or similar process is issued or levied against the Project and is not released, vacated or fully bonded within 30 days after its issue or levy.

                                  Article VII
                           Bank's Rights and Remedies

      The following rights and remedies are available to Bank:

     7.1 Acceleration. Upon the occurrence of a Event of Default, the entire unpaid principal balance of the Loan and all accrued but unpaid interest thereon and any costs or expenses then due to Bank and any and all other obligations of Borrower to Bank, shall, at the option of Bank and without notice to Borrower, become immediately due and payable.

     7.2 Exercise of Remedies Permitted by Other Loan Documents. Upon the occurrence of an Event of Default, Bank may exercise any remedies available to it under the Loan Documents and applicable law, including, but not limited to, commencing any action or actions to foreclose the Mortgage.

     7.3 Remedies Cumulative; Nonwaiver. All remedies of Bank provided for herein or in the other Loan Documents are cumulative and shall be in addition to any and all other rights and remedies provided for or available under the other Loan Documents, at law or in equity. The exercise of any right or remedy by Bank hereunder shall not in any way constitute a cure or waiver of a Default hereunder or under the Loan Documents, or invalidate any act done pursuant to any notice of the occurrence of a Default, or prejudice Bank in the exercise of any of its rights hereunder or under any of the other Loan Documents, unless, in the exercise of said rights, Bank realizes all amounts owed to it under the Loan Documents.

     7.4 No Liability of Bank. Whether or not Bank elects to employ any or all remedies available to it in the event of an occurrence of an Event of Default, Bank shall not be liable for the construction of or failure to construct or complete or protect the Improvements or for payment of any expense incurred in connection with the exercise or any remedy available to Bank or for the construction or completion of the Improvements or for the performance or nonperformance of any other obligation of Borrower.

                                  Article VIII
                               General Conditions

      The following conditions shall be applicable throughout the term of this Loan Agreement:

     8.1 Waivers. No waiver of any Default or breach by Borrower hereunder shall be implied from any delay or omission by Bank to take action on account of such Default, and no express waiver shall affect any Default other than the Default specified in the waiver and it shall be operative only for the time and to the extent therein stated. Waivers of any covenants, terms or conditions contained herein must be in writing and shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Bank to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent or similar act. No single or partial exercise of any right or remedy of Bank hereunder shall preclude any further exercise thereof or the exercise of any other or different right or remedy.

     8.2 Benefit. This Loan Agreement is made and entered into for the sole protection and benefit of Bank and Borrower, their successors and assigns, and no other person or persons have any right to action hereon or rights to the proceeds of the Loan at any time, nor shall Bank owe any duty whatsoever to any claimant for labor or services performed or material furnished in connection with the Project, or to apply any undisbursed portion of the Loan to the payment of any such claim, or to exercise any right or power of Bank hereunder or arising from any Default by Borrower.

     8.3 Assignment. The terms hereof shall be binding upon and inure to the benefit of the heirs, successors, assigns, and personal representatives of the parties hereto; provided, however, that Borrower shall not assign this Loan Agreement or any of its rights, interests, duties or obligations hereunder or any proceeds of the Loan or other moneys to be advanced hereunder in whole or in part without the prior written consent of Bank and that any such assignment (whether voluntary or by operation of law) without said consent shall be void. It is expressly recognized and agreed that Bank may assign this Loan Agreement, the Note, and any other Loan Documents, in whole or in part, to any other person, firm, or legal entity provided that all of the provisions hereof shall continue in full force and effect and, in the event of such assignment, Bank shall thereafter be relieved of all liability under the Loan Documents accruing prior to such assignment and any disbursements under the Loan made by any assignee shall be deemed made pursuant to and not in modification hereof and shall be evidenced by the Note and secured by the Mortgage and any other Loan Documents.

     8.4 Amendments. This Loan Agreement shall not be amended except by a written instrument signed by all parties hereto.

     8.5 Terms. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

     8.6 Governing Law and Jurisdiction. This Loan Agreement and the other Loan Documents and all matters relating thereto shall be governed by and construed and interpreted in accordance with the laws of the State of Illinois.

     8.7 Savings Clause. Invalidation of any one or more of the provisions of this Loan Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect.

     8.8 Execution in Counterparts. This Loan Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Loan Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     8.9 Captions. The captions herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Loan Agreement nor the intent of any provision hereof.

     8.10 Participations. Bank may, from time to time, sell participations in the Loan to any person (including any affiliate of Bank) without notice to or consent of Borrower and may distribute to any such potential Loan participant any information regarding the Loan, the Project and the Borrower that Bank in its sole discretion considers necessary to sell any such Loan participation. Bank agrees that the costs of any participation of the Loan by Bank pursuant to this Section 8.10 shall be at the expense of Bank. Bank further agrees and acknowledges that any potential participants of the Bank shall maintain the confidentiality of any information concerning the Borrower or the Project which is not public information and which is intended to be kept confidential by Borrower.

     8.11 Notices. All notices referred to and required herein must be in writing and given by hand delivery, or overnight courier, or telecopy, or registered U.S. certified mail. Such notices shall be deemed given for purposes of this Agreement when received if delivered by hand or overnight courier or by telecopier, or when postmarked if delivered by U.S. mail, and written notices shall be deemed validly given for purposes of this Loan Agreement when addressed as follows:

            Borrower:   Dearborn Center, L.L.C.
                        c/o Estein & Associates USA, Ltd.
                        5211 International Drive
                        Orlando, Florida  32819
                        Attention:  Lothar Estein
                        Telecopy Number:(407) 354-3243

            With
            Copies To:  Dean Vegosen, Esq.
                        c/o Boose Casey Ciklin Lubitz Martens McBane
                        & O'Connell
                        515 North Flagler Drive, Suite 1800
                        West Palm Beach, Florida 33401
                        Telecopy Number: (561) 820-0389

                        and

                        Jeffrey A. Patterson and
                        James F. Hoffman, Esq.
                        c/o Prime Group Realty Trust
                        77 West Wacker Drive, Suite 3900
                        Chicago, Illinois  60601
                        Telecopy Number:  (312) 917-1684 and
                                          (312) 917-1597

            Bank:       Landesbank Hessen-Thuringen Girozentrale
                        Main Tower
                        Neue Mainzer Strasse 52- 58
                        60311 Frankfurt am Main, Germany
                        Telecopy Number:  49 69 91 32 5215

     8.12 Recourse. Recourse against Borrower under the Loan is limited as set forth in the Note.

     8.13 Waiver of Jury Trial. BORROWER AND BANK HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT THAT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN AGREEMENT, ANY LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS MATERIAL INDUCEMENT FOR BANK AGREEING TO MAKE THE LOAN.

      IN WITNESS WHEREOF, Borrower and Bank have executed this Loan Agreement to be effective as of the date first written above.


                                 DEARBORN CENTER, L.L.C., a Delaware limited
                                liability company

                                 By:  UST XI Dearborn, Ltd.,
                                      a Florida limited partnership,
                                      as its Administrative Member

                                      By: WELP Chicago, L.C., a Florida
                                          limited liability company, as its
                                          general partner

                                          By:  Estein Management Corporation,
                                               a Florida corporation, as its
                                               manager

                                               By:  /s/ Lothar Estein
                                                    ----------------------
                                                    Lothar Estein, as its
                                                    President


                                    LANDESBANK HESSEN-THURINGEN
                                    GIROZENTRALE, a German banking corporation

                                    By:  /s/ Ingeborg M. Warschke
                                         ------------------------
                                         --------------------, as its
                                         Senior Vice President
                                         ---------------------


                                    By:  /s/ Georg Blaschke
                                         ------------------
                                         ------------------, as its
                                         Senior Bank Officer
                                         -------------------

                                    EXHIBIT A

                                Legal Description

                             [Intentionally Omitted]